UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 9, 2008
(July 1, 2008)

Linn Energy, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-51719	65-1177591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 840-4000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No. 1) amends and supplements the Current Report on Form 8-K filed by Linn Energy, LLC (“Linn Energy” or the “Company”) on July 3, 2008 in connection with its sale of oil and gas properties in the Appalachian Basin to XTO Energy Inc. (“XTO”) which was completed on July 1, 2008 (referred to as the “Appalachian Basin Sale” or “Appalachian Basin Assets”).  The Current Report on Form 8-K filed July 3, 2008 is being amended by this Amendment No. 1 to include the pro forma financial information required by Item 9.01 (b).  No other amendments to the Form 8-K filing on July 3, 2008 are being made by this Amendment No. 1.

Item 9.01   Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet of Linn Energy as of March 31, 2008 and the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2008 and the years ended December 31, 2007, 2006 and 2005, which give effect to the Appalachian Basin Sale and certain other acquisitions, are attached as Exhibit 99.1.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

* 2.1               Asset Purchase and Sale Agreement, dated April 13, 2008, between Linn Energy Holdings, LLC, Linn Operating, Inc., Penn West Pipeline, LLC, as sellers, and XTO Energy, Inc., as buyer, a copy of which was filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 8, 2008, is incorporated herein by reference.

* 2.2               First Amended and Restated Asset Purchase and Sale Agreement, dated as of June 9, 2008, between Linn Energy Holdings, LLC, Linn Operating, Inc., Penn West Pipeline, LLC, as sellers, and XTO Energy Inc., as buyer, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2008, to be filed with the Securities and Exchange Commission in August 2008, is incorporated herein by reference.

 † 99.1               The unaudited pro forma condensed consolidated balance sheet of Linn Energy as of March 31, 2008 and the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2008 and the years ended December 31, 2007, 2006 and 2005, which give effect to the Appalachian Basin Sale and certain other acquisitions.

__________________

†	Filed herewith.

*
The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LINN ENERGY, LLC
(Registrant)

Date: July 9, 2008	/s/ David B. Rottino
David B. Rottino
Senior Vice President and Chief Accounting Officer
(As Duly Authorized Officer and Chief Accounting Officer)

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